Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,375.85
Total Transaction Valuation	17,203,812.45
Total Offset Amount	0.00
Net Fee	$ 2,375.85